Kemper High Income
Trust

ANNUAL REPORT TO SHAREHOLDERS
FOR THE YEAR ENDED NOVEMBER 30, 1995

     "1995 was a good year. Our holdings and use of leverage generated a strong total return."

Table of
Contents

3
General
Economic Overview
5
Performance Update
7
Terms to Know
8
Largest Holdings
9
Portfolio Statistics
10
Portfolio of
Investments
15
Report of
Independent Auditors
16
Financial Statements
18
Notes to
Financial Statements
20
Financial Highlights
21
Description
of Dividend Reinvestment and Cash Purchase Plan

At A Glance



TOTAL RETURNS
FOR THE YEAR ENDED NOVEMBER 30, 1995



                BASED ON        BASED ON
                NET ASSET        MARKET
                  VALUE          PRICE
--------------------------------------------------------------------------------
KEMPER
HIGH INCOME
TRUST           16.30%          25.38%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
NET ASSET VALUE AND MARKET PRICE
--------------------------------------------------------------------------------
                  AS OF          AS OF
                11/30/95       11/30/94
--------------------------------------------------------------------------------
NET ASSET VALUE   $8.73          $8.33
--------------------------------------------------------------------------------
MARKET PRICE      $9.50         $8.375
--------------------------------------------------------------------------------



DIVIDEND REVIEW

THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE FUND AS OF
NOVEMBER 30, 1995.

--------------------------------------------------------------------------------
1 YEAR INCOME:                                             $0.90
--------------------------------------------------------------------------------
NOVEMBER DIVIDEND:                                        $0.075
--------------------------------------------------------------------------------
ANNUALIZED DISTRIBUTION RATE:
(BASED ON NET ASSET VALUE)                                10.31%
--------------------------------------------------------------------------------
ANNUALIZED DISTRIBUTION RATE:
(BASED ON MARKET PRICE)                                    9.47%
--------------------------------------------------------------------------------

Statistical Note: Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on the date shown. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Total return measures aggregate change in net asset value/market value assuming reinvestment of dividends. Returns are historical and do not represent future performance. Market price, net asset value and returns fluctuate. Additional information concerning performance is contained in the Financial Highlights appearing at the end of this report.

About Your Report

SHAREHOLDER REPORTS REVISED

Your fund's annual report is one of your best sources for tracking the progress of your investment. This report includes several changes that have been made in an effort to provide additional information to you as well as to explain significant changes to the fund over the last fiscal year. In addition, the performance update includes commentary from your fund's portfolio manager or management team on what might be expected in the coming months.

        Specifically, your report now includes:

        -   Terms you need to know related to your fund

        -   A look at your fund's portfolio composition and how it has changed

        -   The maturity and quality of your fund's underlying investments

                    If you have any comments about the revised format, please write to:

        Kemper Funds
        Shareholder Communications
        120 South LaSalle Street
        Chicago, IL 60603

General Economic Overview

[TIMBERS PHOTO]

STEPHEN B. TIMBERS IS CHIEF EXECUTIVE AND CHIEF INVESTMENT OFFICER OF KEMPER FINANCIAL SERVICES, INC. (KFS). KFS AND ITS AFFILIATES MANAGE APPROXIMATELY $63 BILLION IN ASSETS, INCLUDING $44 BILLION IN RETAIL MUTUAL FUNDS. TIMBERS IS A GRADUATE OF YALE UNIVERSITY AND HOLDS AN M.B.A. FROM HARVARD UNIVERSITY.

DEAR SHAREHOLDER,

Investors enjoyed very positive performance in both the fixed income and stock markets in 1995. The returns of most leading securities markets worldwide were significantly higher than they were in 1994.

    We have an excellent environment for financial assets. After several quarters of robust growth, the United States economy seems to be growing at a pace that investors find comfortable. Contrary to isolated reports that caused some observers to become concerned, we believe the economy is in no jeopardy of recession. Its health was confirmed with the news that the economy grew (as measured by real gross domestic product [GDP]) at an annual rate of 4.2 percent in the third quarter. This follows much lower growth in the first two quarters, as the economy was adjusting to the Federal Reserve Board's series of interest rate increases. The slowdown, in fact, was acknowledged by the Fed when it eased short-term rates by a small but symbolic 25 basis points in July. Now we know that the economy was rebounding from July through September.

    Growth without a corresponding increase in inflation is very encouraging. Although we are well along in the economic cycle and at a point when prices often start hiking up, inflationary pressures have actually been reduced somewhat.

    The Fed reduced rates again in December, this time acknowledging discussions underway to reduce the federal budget deficit. Assuming these discussions are productive, a third rate cut is possible later this month. Even with such reducing by the Fed, our forecast calls for lower growth ranging between 2 percent to 3 percent for the next few quarters, with the momentum likely to come from exports and nonresidential construction.

MARKET OUTLOOK

Slow growth and low inflation is the optimal combination for investors in the fixed income markets, and we expect them to continue to perform well.

    We believe that the opportunities for common stock investors will be increasingly concentrated in higher quality investments. After hitting new highs and showing considerable strength for most of the year, the stock market has shown some vulnerability and then gone on to set records. However, it's inevitable -- the current bull market will come to an end some day. In fact, some sectors may be overextended today.

    As we view the new year, companies cannot necessarily count on the economy to provide above-average earnings support. Rather, stocks that have proven themselves with a pattern of consistent earnings are likely to attract investor support. Specifically, sectors that produce more consistent earnings, such as health care, consumer nondurables, selected technology and selected capital goods can be expected to do well. Picking the right sectors to invest in will be the key challenge for equity investors during the next few quarters.

    International investing continues to be quite complex. After sinking to its post-World War II low last year, the value of the U.S. dollar has gained strength against most foreign currencies. While a stronger dollar favors the U.S. economy because it reduces the cost of American imports and attracts foreign capital, a strong dollar in relation to a local currency has the effect of devaluing a foreign investment. The value of the dollar and the attractiveness of U.S. investments to foreign investors will be key factors in the next few months.

General Economic Overview
ECONOMIC GUIDEPOSTS

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

        The following are some significant economic guideposts and their investment rationale that may help your investment decision- making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                 (BAR GRAPH)


                                    Now (12/31/95)            6 months ago            1 year ago              2 years ago
10-year Treasury rate (1)                5.71                    6.28                    7.78                    5.75
Prime rate (2)                           8.65                    8.80                    8.50                    6.00
Inflation rate(3)*                       2.60                    2.97                    2.60                    2.74
The U.S. dollar (4)*                    -1.57                   -9.31                   -4.52                    1.71
Capital goods orders (5)**               7.60                   17.84                   13.53                   23.75
Industrial production (6)*               1.88                    2.80                    6.43                    3.76
Employment growth (7)*                   1.50                    2.29                    3.15                    2.58


(1) Falling interest rates in recent years have been a big plus for financial assets.
(2)  The interest rate that commercial lenders charge their best borrowers.
(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.
(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.
(5)  These influence corporate profits and equity performance.
(6)  An influence on corporate profits and equity performance.
(7)  An influence on family income and retail sales.

*       Data as of November 30, 1995
**      Data as of October 31, 1995

SOURCE: ECONOMICS DEPARTMENT, KEMPER FINANCIAL SERVICES, INC.

    We are in the midst of a global recovery, and the same fundamentals that have driven markets higher in the U.S. can be found in many foreign countries currently. However, leading international economies continue to lag the U.S. Japan and Germany, whose economies typically follow U.S. growth, are not as robust as in past cycles. Moreover, conditions in emerging market countries underline the importance of careful research and experience in understanding how these markets work.

    Political leadership also has some bearing on the progress of the economy and the state of the financial markets. In the months preceding a presidential election year, it has been common for incumbents to attempt to stimulate growth. Given our Republican Congress and Democratic President, however, we do not consider this as likely this time.

    With the rest of the country, we are closely following political initiatives to produce a balanced federal budget. This is a political wild card, but we would expect both the stock and fixed-income markets to react with enthusiasm if progress can be made.

    With that as an economic backdrop, we encourage you to read the following detailed report of your fund, including a question-and- answer interview with your fund's portfolio managers. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,



/S/ Stephen B. Timbers
STEPHEN B. TIMBERS
CHIEF INVESTMENT AND EXECUTIVE OFFICER
January 9, 1996

Performance Update

[MCNAMARA PHOTO]

MIKE MCNAMARA HAS BEEN WITH KEMPER FINANCIAL SERVICES, INC.(KFS) SINCE 1972 AND IS NOW SENIOR VICE PRESIDENT. HE HAS BEEN PORTFOLIO CO-MANAGER OF KEMPER HIGH INCOME TRUST SINCE 1990. MR. MCNAMARA GRADUATED WITH A B.S. IN BUSINESS ADMINISTRATION FROM THE UNIVERSITY OF MISSOURI AND WENT ON TO RECEIVE AN M.B.A. FROM LOYOLA UNIVERSITY.

[RESIS PHOTO]

HARRY RESIS JOINED KEMPER FINANCIAL SERVICES, INC., IN 1988 AND IS NOW SENIOR VICE PRESIDENT OF KFS AND PORTFOLIO CO-MANAGER OF KEMPER HIGH INCOME TRUST. HE HAS BEEN THE PORTFOLIO CO-MANAGER SINCE 1992. MR. RESIS RECEIVED A B.A. IN FINANCE FROM MICHIGAN STATE UNIVERSITY.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report, as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions.

IN AN EXCELLENT YEAR FOR THE HIGH YIELD MARKET, PORTFOLIO CO-MANAGERS HARRY RESIS AND MICHAEL MCNAMARA DISCUSS HOW THE PERFORMANCE OF KEMPER HIGH INCOME TRUST WAS ENHANCED BY SLOW ECONOMIC GROWTH, STRONG CORPORATE EARNINGS AND A RETURN TO LEVERAGING THE FUND.

Q       THE FUND'S FISCAL YEAR -- DECEMBER 1, 1994, THROUGH NOVEMBER
30, 1995 -- WAS A STRONG PERIOD FOR THE BOND MARKET. YET 1994 WAS ONE OF THE WORST YEARS IN BOND MARKET HISTORY. WHAT WAS BEHIND THIS DRAMATIC SHIFT IN PERFORMANCE?

A       Yes, 1995 was a great year for corporate high yield bonds. Healthy corporate earnings, slow economic growth and declining interest rates created a positive environment for lower-rated and non-rated securities. When the economy is growing, credit quality is less of a concern to investors and high yield corporate bonds become more attractive investments. As you know, below-investment grade securities, such as the fund invests in, provide greater incomes potential precisely because they present greater risk of loss to principal and interest. 1995 was a good year. Our holdings and use of leverage generated a strong total return.

        The fund was upgraded on October 31, 1995, to a five-star overall rating by Morningstar, Inc. and was given a four star overall rating for the three- and five-year periods ended 7/31/95. (*)Five stars is the highest ranking given by the independent national mutual fund rating service. Moreover, the fund traded at a premium to its net asset value (NAV) throughout the year.

        (*)Morningstar ratings range from five stars (highest) to one star (lowest) and represent its assessment of the historical risk level and total return relative to its class as a weighted average for 3- and 5-year periods. Ratings are not absolute or necessarily predictive of future performance.

Q       DURING THE FISCAL YEAR, THE FUND'S DIVIDEND REMAINED CONSTANT -- EVEN AS
INTEREST RATES FELL. WHAT ADJUSTMENTS DID YOU MAKE TO MAINTAIN THE FUND'S DIVIDEND?

A       Preserving the fund's income is an important concern. To
maintain our $0.075 per share monthly dividend, we relied on our portfolio of high coupon investments and our ability to leverage the fund. For the last five months of the year, 10 percent of the fund was leveraged. We borrowed short term capital at interest rates of approximately 6-7 percent. Then we purchased bonds with higher coupon rates - between 9 and 11 percent. This generated additional income and enabled us to preserve the fund's dividend, even as interest rates fell.

Performance Update


Q       WHAT ARE THE RISKS OF LEVERAGING?


A       Risk is inherent with all investments and, yes, leveraging does add risk. But our leveraging the fund this year was positive for shareholders in several ways. First, the leveraging generated more income, enabling us to preserve the fund's dividend. Second, as the dividend was maintained, the fund became more appealing to other investors. This helped to boost the fund's market price from $8.375 per share at the start of the fiscal year to $9.50 per share by the year's end.

    However, it doesn't always make sense to leverage and we are careful about when we use this tool. In fact, we started the year without any leverage on the fund.

    The reason? We were unsure how well high yield bonds would perform during 1995. Interest rates had peaked in late 1994 and there was concern that as economic growth slowed, corporate earnings would begin to fall. If that had happened, it would have been more difficult to find issues that paid a coupon rate high enough to justify borrowing and taking on greater risk.

    During the year, however, we shifted gears. Although economic growth slowed, corporate earnings did not. And by June, we were convinced that reinstating the fund's maximum 10 percent leverage made sense. We plan to maintain this degree of leverage until economic growth slows enough to significantly hurt corporate earnings.

Q       DID YOU MAKE ANY MAJOR CHANGES TO THE FUND'S PORTFOLIO DURING THE YEAR?

A       There has not really been a major shift in investment direction during the fiscal year. We started and ended the year with approximately 55 percent of the fund's assets invested in bonds in cyclical industries, and the fund's credit quality remained fairly stable. Cyclical industries are those that produce or support the production of discretionary goods, such as new homes or automobiles. Companies within these types of industries tend to flourish when the economy is expanding but are normally the first to suffer when the economy contracts. By contrast, defensive industries tend to be less sensitive to economic slowdowns because they support nondiscretionary spending on items such as food or health and beauty products. As interest rates fell during the year and economic growth continued, cyclical issues outperformed defensive issues and were the major contributors to the fund's performance.


        During the year, though, we did fine-tune the types of cyclical companies in whose bonds we invested. As economic growth slowed, we reduced our level of investment in the metals, mining and steel industries and began acquiring bonds issued by cable and media companies. These bonds performed well because they were less sensitive to the year's falling interest rates. In addition, the deregulation of the cable industry made them more appealing investments.

Q       WERE THERE ANY BONDS THAT PERFORMED PARTICULARLY WELL?

A       It was a good year for most of the fund's investments. Two issues that performed particularly well were Southland Corp. and Trump Taj Mahal.

    Our investment in Southland Corp. -- the operator, franchiser and licenser of 7-Eleven stores -- appreciated in price by 21 percent during the year. When the year started on December 1, 1994, these BB+ rated bonds, which mature in 2003 were trading at $66. Yet by the end of the year, the market price of the bonds was $83.25. We began selling some of these bonds in November 1995, because we believed their total return would not improve much. However, we still maintain an investment in Southland due to the strength of the credit.

    Trump Taj Mahal also provided an excellent return on investment for the year. This Atlantic City casino's first mortgage issue, of which we own bonds, was trading at $62.375 on November 30, 1994. At the end of the fiscal year it was trading at $87.50 and paid a coupon rate of 11.35 percent. As one of our largest holdings, Trump Taj Mahal represented about 2 percent of the portfolio throughout the year.

Q       WHAT ABOUT DISAPPOINTMENTS?


A       Three of the fund's issues defaulted during the year. Two,
Grand Union and ColorTile, are in the retail industry, and the other, Burlington Motor Freights, is a trucking company. They were hurt by the

Performance Update

debt they had taken on and the effect that 1994's rising interest rate environment had on their businesses. Currently, these companies are in the midst of restructuring workouts. Based on the outcome, we intend to either sell these bonds or trade them for an equity stake in the companies if the prospective business plan offers a suitable investment opportunity.

Q       WHAT KIND OF AN IMPACT DO DEFAULTS HAVE ON THE FUND'S PERFORMANCE?

A       The possibility for default is something we always consider when analyzing a possible investment. But, of course, default is the risk we assume and why we earn higher yields on the fund's investments. It's also the reason we never try to "shoot the moon" on any one credit. Our largest investment represents only 2.4 percent of the fund's total net assets. And most of the fund's other investments each account for less than 1 percent of assets. By diversification, we limit the exposure the fund has to any one credit. That way, if a default occurs, it should not severely impact the fund's performance. And although the fund experienced three defaults this year, those issues represented less than 1 percent of the fund's total net assets.

        Moreover, the high yield market has been enjoying an unprecedented low -- and unsustainable -- rate of defaults. Defaults tend to occur according to a somewhat predictable schedule -- you don't expect a company to get into financial trouble until at least a year or two after it has issued debt. If it borrowed too much or overestimated its potential or underestimated its competition, for example, that's when the issuer starts to have trouble making coupon payments.

        Defaults have been practically nonexistent in the last few years because most of the credits have been relatively young. As issues age, and the economic expansion ages, we believe that the default rate will climb back to its norm -- which has averaged 3-4 percent in the 1970 - 1995 period. In 1995 there were about 35 defaults in the relatively small high yield market. We expect defaults to increase in 1996 and are watching these trends carefully.

Q       WILL THE HIGH YIELD BOND MARKET BE ABLE TO SUSTAIN ITS MOMENTUM IN 1996?

A       Based on our current outlook, we believe that next year should be another good one for the high yield bond market, although we don't expect corporate earnings to keep pace with their 1994 and 1995 levels. This slowdown in earnings and the aging of issues will most likely lead to an increased default rate, but we do not believe that it will be alarming. We will continue to focus our investments within cyclical companies because we anticipate further interest rate cuts and slow economic growth with low inflation. Together, these factors should be a positive for high yield bonds.


Terms To Know

CYCLICAL ISSUES Cyclical issues are securities within industries whose earnings tend to rise quickly when the economy strengthens and fall quickly when the economy weakens. Examples are housing, automobiles and paper companies. The performance of non cyclical industries such as food, insurance and drugs are normally not as directly affected by economic changes.




HIGH YIELD BONDS High yield bonds are issued by companies, often without long track records of sales and earnings, or by those with questionable credit strength and pay a higher yield to investors to help compensate for their greater risk of loss to principal and interest. High yield bonds carry a credit rating of BB or lower from either Moody's or Standard & Poor's bond rating services and are considered to be "below investment grade" by these rating agencies. Such bonds may also be unrated.



TOTAL RETURN A fund's total return figure measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in its portfolio for the period, assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period.

Largest Holdings

THE FUND'S 5 LARGEST HOLDINGS
REPRESENTING 10.5% OF THE FUND'S TOTAL NET ASSETS ON  NOVEMBER 30, 1995

----------------------------------------------------------------------------
Holdings                                                             Percent
----------------------------------------------------------------------------
1.  TRUMP               Operates hotel and casino in Atlantic City,     2.4%
    TAJ MAHAL           New Jersey.

2.  K&F INDUSTRIES      Manufacturer of airliner brakes and wheels.     2.3%

3.  COMPUTERVISION      World's leading supplier of CAD/CAM software    2.1%
                        and related services to the mechanical design automation market.

4.  CONTAINER           Manufactures line of commodity and specialty    1.9%
    CORPORATION         paperboard and corrugated shipping containers.

5.  STONE               Engaged in the production and sale of           1.8%
    CONTAINER CORP.     commodity paper and packaging products.


Shareholders' Meeting

SPECIAL SHAREHOLDERS' MEETING

On September 19, 1995, a special shareholders' meeting was held. Kemper High Income Trust shareholders were asked to vote on three separate issues: election of two additional members to the Board of Trustees, ratification of Ernst & Young LLP as independent auditors and approval of a new investment management agreement with Kemper Financial Services, Inc. or its successor on the same terms as the current agreement. We are pleased to report that all nominees were elected and all other items were approved. Following are the results for each issue:




1)          Election of additional Trustees

                                     For              Withheld
            James E. Akins           16,152,452       25,885
            Fred B. Renwick          16,167,012       11,325

2) Ratification of the selection of Ernst & Young LLP as independent auditors for the fund

            For                       Against         Abstain
            15,635,803                211,272         331,262

3)          Approval of new investment management agreement

            For                       Against         Abstain
            15,332,416                357,565         488,356

Portfolio Statistics

PORTFOLIO COMPOSITION

---------------------------------------------------------------
                           ON 11/30/95             ON 11/30/94
---------------------------------------------------------------
HIGH YIELD BONDS                98%                     96%
CASH AND EQUIVALENTS             1                       1
PREFERRED AND COMMON STOCK       1                       3
===============================================================
                               100%                    100%

                                                  - HIGH YIELD BONDS
                                                  - CASH AND EQUIVALENTS
                                                  - PREFERRED AND COMMON STOCK


                                 [PIE CHART]

                     ON 11/30/95             ON 11/30/94


CORPORATE LONG-TERM FIXED INCOME SECURITIES RATINGS

---------------------------------------------------------------
                           ON 11/30/95             ON 11/30/94
---------------------------------------------------------------
AAA                             --                      5%
A                               --                      1
BBB                             --                      1
BB                             23%                     19
B                               68                     66
OTHER                            9                      8
===============================================================
                              100%                    100%


The ratings of Standard & Poor's Corporation (S&P) and Moody's Investors Services, Inc. (Moody's) represent their opinions as to the quality of securities that they undertake to rate. The percentage shown reflects the higher of Moody's or S&P ratings. Portfolio composition will change over time. Ratings are relative and subjective and not absolute standards of quality.



                                                          - AAA
                                                          - A
                                                          - BBB
                                                          - BB
                                                          - B
                                                          - OTHER

                                 [PIE CHART]

                     ON 11/30/95             ON 11/30/94



AVERAGE MATURITY

---------------------------------------------------------------
                           ON 11/30/95             ON 11/30/94
---------------------------------------------------------------
AVERAGE MATURITY             8.0 YEARS              7.4 YEARS


Portfolio of Investments

KEMPER HIGH INCOME TRUST
Portfolio of Investments at November 30, 1995
(Dollars in thousands)

-----------------------------------------------------------------------------------------------------------
 CORPORATE OBLIGATIONS                                                      PRINCIPAL AMOUNT      VALUE
 AEROSPACE--5.5%                 BE Aerospace, 9.75%, 2003                        $    720    $    718
                                 Fairchild Corporation, 12.00%, 2001                 2,280       2,189
                                 Fairchild Industries, 12.25%, 1999                  1,770       1,854
                                 Howmet Inc., 10.00%, 2003                             220         227
                                 K & F Industries, Inc.
                                   13.75%, 2001                                      3,900       4,056
                                   11.875%, 2003                                       560         602
                                 RHI Holdings, 11.875%, 1999                           885         872
                                 Sequa Corporation, 8.75%, 2001                        650         598
                                 --------------------------------------------------------------------------
                                                                                                11,116
-----------------------------------------------------------------------------------------------------------
BROADCASTING,
CABLESYSTEMS AND
PUBLISHING--21.3%
                                 Act III Broadcasting, Inc., 9.625%, 2003              290         302
                                 Adelphia Communication Corporation, 12.50%,
                                   2002                                                930         921
                                 Affinity Group, Inc., 11.50%, 2003                  1,420       1,434
                             (b) Australis Media Corporation, 14.00%, 2003           1,570       1,130
                             (b) Bell Cablemedia PLC
                                   11.95%, 2004                                      2,980       2,041
                                   11.875%, 2005                                       870         527
                                 Big Flower Press, Inc., 10.75%, 2003                1,800       1,916
                                 CAI Wireless Systems, 12.25%, 2002                  1,000       1,060
                                 CF Cable TV, Inc., 11.625%, 2005                      945       1,030
                                 Cablevision Systems Corporation
                                   9.25%, 2005                                         470         478
                                   9.875%, 2013                                        865         904
                                   9.875%, 2023                                        220         228
                                 Century Communications Corporation
                                   11.875%, 2003                                     2,945       3,151
                                   9.50%, 2005                                         130         132
                             (b) Comcast UK Cable Partners Limited, 11.20%,
                                   2007                                              2,800       1,610
                                 Comcast Corporation
                                   9.125%, 2006                                      1,360       1,389
                                   9.50%, 2008                                       1,700       1,751
                             (b) Echostar Communications, 12.875%, with
                                   warrants, 2004                                    3,850       2,655
                                 EZ Communications, 9.75%, 2005                        760         758
                                 Fundy Cable Limited, 11.00%, 2005                     260         266
                                 Granite Broadcasting Corp., 12.75%, 2002            2,250       2,503
                             (b) International Cabletel, 12.75%, 2005                4,140       2,541
                                 Katz Corporation, 12.75%, 2002                      1,175       1,298
                             (b) Neodata Services, 12.00%, 2003                      1,290       1,164
                             (b) People's Choice TV Unit, 13.125%, 2004              1,260         715
                                 Rogers Cablesystems Limited
                                   9.625%, 2002                                        600         615
                                   10.00%, 2005                                        670         704
                                 Sinclair Broadcasting Group, Inc., 10.00%, 2003     3,250       3,323
                             (b) Telewest PLC, 11.00%, 2007                          2,500       1,456
                                 Univision TV, 11.75%, 2001                            625         670
                                 Videotron Groupe, 10.625%, 2005                       420         445
                             (b) Videotron Holdings PLC
                                   11.12%, 2004                                      3,140       2,120
                                   11.00%, 2005                                        900         536
                                 Webcraft Technologies, Inc., 9.375%, 2002             660         634
                                 Young Broadcasting Inc., 11.75%, 2004                 330         370
                                 --------------------------------------------------------------------------
                                                                                                42,777
-----------------------------------------------------------------------------------------------------------

Portfolio of Investments

(Dollars in thousands)
-----------------------------------------------------------------------------------------------------------
                                                                            PRINCIPAL AMOUNT      VALUE
BUSINESS SERVICES--3.4%
                                 Comdata Network, Inc.
                                   12.50%, 1999                                   $    860    $    976
                                   13.25%, 2002                                      1,270       1,514
                                 Host Marriott Travel Plazas, Inc., 9.50%, 2005      1,015         992
                                 Monarch Marking, 12.50%, 2003                       2,090       2,195
                                 Outdoor Systems, Inc., 10.75%, 2003                 1,080       1,042
                                 --------------------------------------------------------------------------
                                                                                                 6,719
-----------------------------------------------------------------------------------------------------------
CHEMICALS--6.7%
                                 Arcadian Partners, L.P., 10.75%, 2005               1,370       1,497
                                 Atlantis Group, Inc., 11.00%, 2003                  1,125         917
                                 G-I Holdings Inc., zero coupon, 1998                2,420       1,839
                                 Hines Horticulture, 11.75%, 2005                      300         307
                                 Huntsman Corporation, 10.625%, 2001                   400         434
                                 Pioneer Americas Acquisition Corporation,
                                   13.375%, 2005                                       830         867
                                 Polymer Group, Inc., 12.25%, 2002                   2,055       2,127
                                 Rexene Corporation, 11.75%, 2004                    1,390       1,480
                                 Terra Industries, 10.50%, 2005                      1,600       1,744
                                 UCC Investors Holdings, Inc.
                                   10.50%, 2002                                      1,980       2,030
                                   11.00%, 2003                                        260         265
                                 --------------------------------------------------------------------------
                                                                                                13,507
-----------------------------------------------------------------------------------------------------------
COMMUNICATIONS--9.2%
                             (b) Call-Net Enterprises Inc., 13.25%, 2004             3,000       2,126
                          (a)(b) Celcaribe, S.A., 13.50%, 2004                         900         833
                             (b) Cellular, Inc., 11.75%, 2003                          585         456
                             (b) Comcel, 13.125%, 2003                               2,000       1,085
                                 Commnet Cellular, 11.25%, 2005                        400         421
                                 IXC Communication Services, 12.50%, 2005            1,850       1,945
                             (b) Intelcom Group, 13.50%, 2005                        1,500         863
                                 Intermedia Communications of Florida, Inc.,
                                   13.50%, with warrants, 2005                       1,500       1,642
                                 Mobilemedia Communications, 9.375%, 2007              330         332
                                 Paging Network, Inc. 11.75%, 2002                   2,035       2,254
                             (b) PanAmSat, L.P., 11.375%, 2003                       2,710       2,182
                                 Rogers Cantel, 11.125%, 2002                        2,553       2,719
                                 USA Mobile Communications, Inc. II
                                   14.00%, 2004                                        850         986
                                   9.50%, 2004                                         600         589
                                 --------------------------------------------------------------------------
                                                                                                18,433
-----------------------------------------------------------------------------------------------------------
CONSTRUCTION
MATERIALS--6.3%
                                 American Standard Inc.
                                   10.875%, 1999                                     1,838       2,008
                                   11.375%, 2004                                       720         794
                             (b)   10.50%, 2005                                        950         799
                             (b) Building Materials Corporation of America,
                                   11.75%, 2004                                      3,205       2,163
                                 Nortek, 9.875%, 2004                                1,840       1,716
                                 Triangle Pacific Corporation, 10.50%, 2003          2,185       2,294
                                 Waxman Industries, Inc.
                                   12.25%, 1998                                      1,300       1,261
                                   13.75%, 1999                                        936         749
                             (b)   12.75%, 2004                                      1,853         741
                             (a)   55,000 warrants expiring 2004                                     7
                                 --------------------------------------------------------------------------
                                                                                                12,532
-----------------------------------------------------------------------------------------------------------

Portfolio of Investments

(Dollars in thousands)
-----------------------------------------------------------------------------------------------------------
                                                                              PRINCIPAL AMOUNT     VALUE
CONSUMER PRODUCTS
AND SERVICES--5.5%
                                 Allied Waste Industry, 12.00%, 2004              $    500    $    535
                                 Beatrice Foods, Inc., 12.00%, 2001                  2,350         588
                                 Cinemark USA, Inc., 12.00%, 2002                      907         989
                                 Coinmach Corp., 11.75%, 2005                          750         758
                             (b) Dr. Pepper Bottling Holdings, Inc.,
                                   11.625%, 2003                                     1,165         932
                                 Herff Jones, Inc., 11.00%, 2005                       320         337
                                 P&C Food Markets, Inc., 11.50%, 2001                1,090       1,061
                                 Premier Parks Inc., 12.00%, 2003                      500         513
                             (b) Six Flags Theme Park, 12.25%, 2005                  3,120       2,426
                                 Trump Plaza Funding, 10.875%, 2001                    940         944
                                 Van De Kamps, Inc., 12.00%, 2005                      500         518
                                 West Point Stevens, Inc., 9.375%, 2005              1,450       1,457
                                 --------------------------------------------------------------------------
                                                                                                11,058
-----------------------------------------------------------------------------------------------------------
DRUGS AND
HEALTH CARE--3.9%
                                 Amerisource Distribution, 11.25%, 2005                710         774
                                 Charter Medical Corporation, 11.25%, 2004           1,440       1,562
                                 Dade International Inc., 13.00%, 2005                 850         939
                                 Graphic Controls, 12.00%, 2005                        600         615
                                 Merit Behavioral, 11.50%, 2005                        310         318
                                 Ornda Healthcorporation
                                   12.25%, 2002                                      1,110       1,215
                                   11.375%, 2004                                     1,000       1,113
                                 Tenet Healthcare, 10.125%, 2005                     1,120       1,215
                                 --------------------------------------------------------------------------
                                                                                                 7,751
-----------------------------------------------------------------------------------------------------------
ENERGY AND RELATED
SERVICES--4.3%
                                 Chesapeake Energy Corp., 10.50%, 2002                 385         398
                                 Clark USA, Inc., 10.875%, 2005                        440         452
                                 Empire Gas Corporation, 7.00%, with warrants,
                                   2004                                              1,300       1,073
                                 Gerrity Oil & Gas, 11.75%, 2004                     1,970       1,837
                                 Gulf Canada Resources Limited, 9.25%, 2004            700         711
                                 HS Resources, 9.875%, 2003                            190         186
                                 Santa Fe Energy Resources, 11.00%, 2004               550         601
                                 TransTexas Gas Corporation, 11.50%, 2002            2,650       2,739
                                 United Meridian Corp., 10.375%, 2005                  500         516
                                 --------------------------------------------------------------------------
                                                                                                 8,513
-----------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES,
HOME BUILDING
AND REAL ESTATE
DEVELOPMENT--2.0%
                                 Continental Homes Holding, 12.00%, 1999               780         837
                                 The Forecast Group L.P., 11.375%, 2000                250         143
                                 Hovnanian Kent
                                   11.25%, 2002                                      1,188       1,120
                                   9.75%, 2005                                         550         477
                                 J.M. Peters Company, 12.75%, with warrants,
                                   2002                                                460         422
                                 The Presley Companies, 12.50%, 2001                 1,335       1,068
                                 --------------------------------------------------------------------------
                                                                                                 4,067
-----------------------------------------------------------------------------------------------------------
HOTEL AND
GAMING--5.6%
                                 Bally's Park Place Funding, Inc., 9.25%, 2004       2,100       2,100
                                 Empress River Casino, 10.75%, 2002                  2,175       2,240
                                 Grand Casinos, Inc., 10.125%, 2003                    440         451
                                 Players International, Inc., 10.875%, 2005          1,420       1,328
                                 Sante Fe Hotel, Inc., 11.00%, 2000                    662         464
                                 Trump Taj Mahal, PIK, 11.35%, 1999                  5,398       4,724
                                 --------------------------------------------------------------------------
                                                                                                11,307
-----------------------------------------------------------------------------------------------------------

Portfolio of Investments

(Dollars in thousands)
-----------------------------------------------------------------------------------------------------------
                                                                              PRINCIPAL AMOUNT     VALUE
MANUFACTURING,
METALS AND
MINING--12.1%
                                 Aftermarket Technology, 12.00%, 2004             $    950    $    995
                                 Bluebird Body Company, 11.75%, 2002                 1,550       1,589
                                 Communication and Power Industry, Inc., 12.00%,
                                   2005                                                600         618
                                 Crain Industries, Inc., 13.50%, 2005                  630         643
                                 Day International Group, 11.125%, 2005              1,750       1,754
                                 Essex Group, Incorporated, 10.00%, 2003               300         294
                                 Fairfield Manufacturing Company, 11.375%, 2001      1,165       1,130
                             (b) Foamex - JPS Automotive L.P.,
                                   14.00%, 2004, with warrants, 1999                   950         545
                                 Foamex L.P.,
                                   11.25%, 2002                                        660         660
                                   11.875%, 2004                                     1,790       1,772
                                 GS Technologies
                                   12.00%, 2004                                      1,680       1,663
                                   12.25%, 2005                                        480         479
                                 Great Dane Holding Company, 12.75%, 2001            1,907       1,759
                                 Gulf States Steel, 13.50%, with warrants, 2003      1,150       1,000
                                 Jordan Industries, 10.375%, 2003                    1,370       1,151
                                 JPS Automotive Products Corporation, 11.125%,
                                   2001                                                970         970
                                 Newflo Corporation, 13.25%, 2002                      980       1,014
                                 NS Group, Inc., 13.50%, 2003                        1,160         998
                                 Pace Industries, Inc., 10.625%, 2002                  560         496
                                 Penda Industries, Inc., 10.75%, 2004                1,600       1,296
                                 RBX Corporation, 11.25%, 2005                          50          49
                                 Thermadyne Industries, Inc.
                                   10.25%, 2002                                        792         800
                                   10.75%, 2003                                      2,535       2,560
                                 --------------------------------------------------------------------------
                                                                                                24,235
-----------------------------------------------------------------------------------------------------------
PAPER, FOREST PRODUCTS
AND CONTAINERS--8.5%
                                 Berry Plastics Corporation, 12.25%, with
                                   warrants, 2004                                      400         429
                                 Container Corporation of America, 11.25%, 2004      3,605       3,704
                                 Crown Paper, 11.00%, 2005                             900         841
                                 Gaylord Container Corporation, 12.75%, 2005,
                             (b)   with warrants, 1996                               2,330       2,350
                                 Maxxam Group, Inc.
                             (b)   12.25%, 2003                                        770         539
                                   11.25%, 2003                                      1,125       1,097
                                 Repap New Brunswick, Inc., 10.625%, 2005            1,030       1,009
                                 SD Warren Company, 12.00%, 2004                       850         939
                                 Stone-Consolidated Corporation, 10.25%, 2000        1,150       1,225
                                 Stone Container Corporation, 10.75%, 2002           3,570       3,668
                                 Sweetheart Cup Company, Inc., 10.50%, 2003            700         704
                                 Williamhouse-Regency, 13.00%, 2005                    510         528
                                 --------------------------------------------------------------------------
                                                                                                17,033
-----------------------------------------------------------------------------------------------------------

Portfolio of Investments

(Dollars in thousands)
-----------------------------------------------------------------------------------------------------------
                                                                              PRINCIPAL AMOUNT    VALUE
RETAILING--5.2%
                             (c) Color Tile, Inc., 10.75%, 2001                   $  1,260    $    113
                                 Finlay Fine Jewelry Corporation, 10.625%, 2003        720         698
                             (b) International Semi-Tech Microelectronics,
                                   Inc., 11.50%, 2003                                1,100         567
                                 Pamida Holdings, 11.75%, 2003                       1,915       1,575
                                 Pathmark Stores, Inc. 12.625%, 2002                 1,100       1,103
                                 Penn Traffic Company
                                   10.25%, 2002                                        370         345
                                   10.375%, 2004                                       520         478
                                 Ralph's Grocery Company, 10.45%, 2004               2,030       2,007
                                 Southland Corporation, 5.00%, 2003                  1,122         934
                                 Specialty Retailers, Inc., 11.00%, 2003               950         865
                                 Thrifty Payless
                                   11.75%, 2003                                      1,110       1,202
                                   12.25%, 2004                                        495         531
                                 --------------------------------------------------------------------------
                                                                                                10,418
-----------------------------------------------------------------------------------------------------------
TECHNOLOGY--3.9%
                                 Computervision Corporation
                                   10.875%, 1997                                     2,140       2,233
                                   11.375%, 1999                                     1,890       1,994
                                 Merisel, Inc., 12.50%, 2004                         1,350       1,012
                                 Unisys Corporation
                                   13.50%, 1997                                      1,490       1,430
                                   10.625%, 1999                                     1,250       1,113
                                 --------------------------------------------------------------------------
                                                                                                 7,782
-----------------------------------------------------------------------------------------------------------
TRANSPORTATION--1.7%
                             (c) Burlington Motor Holdings, Inc., 11.50%,
                                   2003                                              1,850         389
                                 OMI Corp., 10.25%, 2003                             1,530       1,350
                             (b) Transtar Holdings, L.P., 13.375%, 2003              2,580       1,729
                                 --------------------------------------------------------------------------
                                                                                                 3,468
                                 --------------------------------------------------------------------------
                                 TOTAL CORPORATE OBLIGATIONS--105.1%
                                 (Cost: $211,684)                                              210,716
                                 --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
 COMMON AND PREFERRED STOCKS     NUMBER OF SHARES                                                VALUE
                                 BCP/Essex Holdings, PIK, preferred                 19,375shs.      511
                             (c) Gaylord Container Corporation                      23,698          219
                             (c) Gillett Holdings, Inc.                              6,731          141
                             (c) Grand Union Co.                                    60,004          450
                             (c) Thrifty Payless Inc.                               27,550          117
                             (c) Walter Industries, Inc.                             7,468           97
                                 --------------------------------------------------------------------------
                                 TOTAL COMMON AND PREFERRED STOCKS--.8%
                                 (Cost: $3,944)                                                   1,535
                                 --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
 MONEY MARKET INSTRUMENTS--.6%                                                 PRINCIPAL AMOUNT   VALUE
                                 Yield--5.92%
                                 Due--December 1995
                                 (Cost: $1,300)                                   $  1,300       1,300
                               --------------------------------------------------------------------------
                                 TOTAL INVESTMENTS--106.5%
                                 (Cost: $216,928)                                              213,551
                               --------------------------------------------------------------------------
                                 LIABILITIES, LESS CASH AND OTHER ASSETS--(6.5%)               (13,049)
                               --------------------------------------------------------------------------
                                 NET ASSETS--100%                                             $200,502
                               --------------------------------------------------------------------------
                                 See accompanying Notes to Portfolio of Investments.

Portfolio of Investments

 NOTES TO PORTFOLIO OF INVESTMENTS

(a) The following securities may require registration under the Securities Act of 1933 or an exemption therefrom in order to effect sale in the ordinary course of business; they were valued at cost on the dates of acquisition. These securities are valued at fair value as determined in good faith by the Board of Trustees of the Fund. At November 30, 1995, the value of the Fund's restricted securities was $839,000 which represented .42% of net assets.

                                                                                        PRINCIPAL
                                                                                         AMOUNT
                                                                         DATE OF        OR NUMBER    UNIT
    SECURITY DESCRIPTION                                               ACQUISITION      OF SHARES    COST
    ------------------------------------------------------------------------------------------------------
    Celcaribe, S.A., 13.50%, 2004                                        May 1994       $900,000     $0.80
    ------------------------------------------------------------------------------------------------------
    Waxman Industries, Inc., warrants                                   June 1994         55,106 shs. 2.00
    ------------------------------------------------------------------------------------------------------

(b) Deferred interest obligation; currently zero coupon under terms of the initial offering.

(c) Non-income producing security. In the case of a bond, generally denotes that issuer has defaulted on the payment of interest or has filed for bankruptcy.

"PIK" denotes that interest or dividends are paid in kind.

Based on the cost of investments of $216,928,000 for federal income tax purposes at November 30, 1995, the aggregate gross unrealized appreciation was $8,258,000, the aggregate gross unrealized depreciation was $11,635,000 and the net unrealized depreciation of investments was $3,377,000.

See accompanying Notes to Financial Statements.


Report of Independent Auditors


THE BOARD OF TRUSTEES AND SHAREHOLDERS

KEMPER HIGH INCOME TRUST

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper High Income Trust as of November 30, 1995, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended and financial highlights for each of the fiscal years since 1991. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper High Income Trust at November 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal years since 1991, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                           Chicago, Illinois
                                           January 12, 1996

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
November 30, 1995
(in thousands)

-------------------------------------------------------------------------------------------------
 ASSETS
Investments, at value
(Cost: $216,928)                                                                       $  213,551
-------------------------------------------------------------------------------------------------
Cash                                                                                        2,794
-------------------------------------------------------------------------------------------------
Receivable for:
  Investments sold                                                                          2,332
-------------------------------------------------------------------------------------------------
  Interest                                                                                  5,031
-------------------------------------------------------------------------------------------------
    TOTAL ASSETS                                                                          223,708
-------------------------------------------------------------------------------------------------

 LIABILITIES AND NET ASSETS

Note payable                                                                               20,000
-------------------------------------------------------------------------------------------------
Payable for:
  Investments purchased                                                                     2,956
-------------------------------------------------------------------------------------------------
  Management fee                                                                              142
-------------------------------------------------------------------------------------------------
  Administration fee                                                                           24
-------------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses                                       64
-------------------------------------------------------------------------------------------------
  Other                                                                                        20
-------------------------------------------------------------------------------------------------
    Total liabilities                                                                      23,206
-------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO 22,958 SHARES OUTSTANDING, $.01 PAR VALUE, EQUIVALENT TO
  $8.73 PER SHARE                                                                      $  200,502
-------------------------------------------------------------------------------------------------

 ANALYSIS OF NET ASSETS

Paid-in capital                                                                        $  243,831
-------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                                              (42,531)
-------------------------------------------------------------------------------------------------
Net unrealized depreciation on investments                                                 (3,377)
-------------------------------------------------------------------------------------------------
Undistributed net investment income                                                         2,579
-------------------------------------------------------------------------------------------------
Net assets applicable to shares outstanding                                            $  200,502
-------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
($200,502 / 22,958 shares outstanding)                                                      $8.73
-------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

Financial Statements

STATEMENT OF OPERATIONS
Year ended November 30, 1995
(in thousands)

-------------------------------------------------------------------------------------------------
 NET INVESTMENT INCOME
  Interest                                                                                $23,862
-------------------------------------------------------------------------------------------------
  Dividends                                                                                    48
-------------------------------------------------------------------------------------------------
    Total investment income                                                                23,910
-------------------------------------------------------------------------------------------------
Expenses:
  Management fee                                                                            1,670
-------------------------------------------------------------------------------------------------
  Interest expense                                                                            664
-------------------------------------------------------------------------------------------------
  Administration fee                                                                          285
-------------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses                                      239
-------------------------------------------------------------------------------------------------
  Professional fees                                                                            46
-------------------------------------------------------------------------------------------------
  Reports to shareholders                                                                      37
-------------------------------------------------------------------------------------------------
  Trustees' fees and other                                                                     55
-------------------------------------------------------------------------------------------------
    Total expenses                                                                          2,996
-------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                      20,914
-------------------------------------------------------------------------------------------------

 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

  Net realized loss on sales of investments (including options purchased)                  (3,100)
-------------------------------------------------------------------------------------------------
  Change in net unrealized depreciation on investments                                     11,843
-------------------------------------------------------------------------------------------------
Net gain on investments                                                                     8,743
-------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                      $29,657
-------------------------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(in thousands)

                                                                         YEAR ENDED NOVEMBER 30
                                                                         1995               1994
--------------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
  Net investment income                                                $ 20,914             19,981
--------------------------------------------------------------------------------------------------
  Net realized loss                                                      (3,100)           (11,455)
--------------------------------------------------------------------------------------------------
  Change in net unrealized depreciation                                  11,843            (13,448)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations          29,657             (4,922)
--------------------------------------------------------------------------------------------------
Distribution from net investment income                                 (20,603)           (20,319)
--------------------------------------------------------------------------------------------------
Proceeds from shares issued in reinvestment of dividends
(348 shares in 1995 and 251 shares in 1994)                               3,154              2,341
--------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                  12,208            (22,900)
--------------------------------------------------------------------------------------------------

 NET ASSETS

Beginning of year                                                       188,294            211,194
--------------------------------------------------------------------------------------------------
END OF YEAR (including undistributed net investment income of $2,579
  and $2,262, respectively)                                            $200,502            188,294
--------------------------------------------------------------------------------------------------

Notes to Financial Statements

--------------------------------------------------------------------------------
1    SIGNIFICANT ACCOUNTING
     POLICIES DESCRIPTION OF FUND. The Fund is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company.

                             INVESTMENT VALUATION. Investments are stated at value. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Portfolio securities that are traded on a domestic securities exchange are valued at the last sale price on the exchange where primarily traded or, if there is no recent sale, at the last current bid quotation. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Securities not so traded are valued at the last current bid quotation if market quotations are available. Exchange traded options are valued at the last sale price unless there is no sale price, in which event prices provided by market makers are used. Over-the-counter traded options are valued based upon prices provided by market makers. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Interest income includes premium and discount amortization on money market instruments; it also includes original issue and market discount amortization on long-term fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FEDERAL INCOME TAXES AND DIVIDENDS TO SHAREHOLDERS. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required. The accumulated net realized loss on sales of investments for federal income tax purposes at November 30, 1995, amounting to approximately $42,516,000, is available to offset future taxable gains. If not applied, the loss carryover expires during the period 1997 through 2004.

                             The Fund declares and pays dividends on a monthly basis. Net realized capital gains, if any, reduced by capital loss carryovers, will be distributed at least annually. Dividends payable to its shareholders are recorded by the Fund on the ex-dividend date.

                             Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                             OTHER CONSIDERATIONS. The Fund invests a substantial portion of its assets in high yield bonds. These bonds ordinarily are in the lower rating categories

Notes to Financial Statements

                             of recognized rating agencies or are non-rated, and thus involve more risk than higher rated bonds.

--------------------------------------------------------------------------------
2    TRANSACTIONS WITH
     AFFILIATES              The Fund has a management agreement with Kemper
                             Financial Services, Inc. (KFS) and pays a management fee at an annual rate of .85% of average weekly net assets. The Fund incurred a management fee of $1,670,000 for the year ended November 30, 1995.

                             Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. For the year ended November 30, 1995, the transfer agent remitted shareholder services fees to KSvC of $58,000.

                             Certain officers or trustees of the Fund are also officers or directors of KFS. During the year ended November 30, 1995, the Fund made no direct payments to its officers and incurred trustees' fees of $15,000 to independent trustees.

--------------------------------------------------------------------------------
3    ADMINISTRATOR           The Fund had an administration agreement with
                             Mitchell Hutchins Asset Management, Inc.
                             (Administrator) that terminated effective December
                             1995. For services rendered to the Fund by the Administrator, the Fund paid an annual fee of .15 of 1% on the first $100,000,000 of average weekly net assets and .14 of 1% of average weekly net assets over $100,000,000. The Fund incurred an administration fee of $285,000 for the year ended
                             November 30, 1995.

--------------------------------------------------------------------------------
4    INVESTMENT TRANSACTIONS For the year ended November 30, 1995, investment transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                           $238,587

                             Proceeds from sales                  231,291

--------------------------------------------------------------------------------
5    NOTE PAYABLE            The note payable represents a $20,000,000 loan from
                             Bank of America. The note bears interest at the London Interbank Offered Rate plus .45% which is payable quarterly. The loan amount and rate are reset periodically under a credit facility which is available until June 30, 1996.

Financial Highlights

                                                                    YEAR ENDED NOVEMBER 30,
                                                    --------------------------------------------------------
                                                      1995        1994        1993        1992        1991
-----------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                     $8.33        9.45        8.70        8.28        6.25
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                  .91         .88         .99         .94        1.01
-----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                .39       (1.10)        .71         .45        2.07
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                        1.30        (.22)       1.70        1.39        3.08
-----------------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income                .90         .90         .95         .97         .94
-----------------------------------------------------------------------------------------------------------------
  Distribution from paid-in capital                       --          --          --          --         .11
-----------------------------------------------------------------------------------------------------------------
Total dividends                                          .90         .90         .95         .97        1.05
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of year                           $8.73        8.33        9.45        8.70        8.28
-----------------------------------------------------------------------------------------------------------------
Market value, end of year                              $9.50        8.38        9.13        9.13        8.63
-----------------------------------------------------------------------------------------------------------------

 TOTAL RETURN
Based on net asset value                               16.30%      (2.55)      20.62       17.42       52.90
-----------------------------------------------------------------------------------------------------------------
Based on market value                                  25.38        1.28       10.14       17.50       65.03
-----------------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS
Expenses                                                1.52%       1.64        1.82        2.03        2.22
-----------------------------------------------------------------------------------------------------------------
Net investment income                                  10.64        9.91       11.08       10.86       13.78
-----------------------------------------------------------------------------------------------------------------

 SUPPLEMENTAL DATA
Net assets at end of year (in thousands)            $200,502     188,294     211,194     190,950     178,145
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   85%         83          98          47          27
-----------------------------------------------------------------------------------------------------------------
Total debt outstanding at end of year
 (in thousands)                                     $ 20,000      20,000      20,000      17,312      17,312
-----------------------------------------------------------------------------------------------------------------
Asset coverage ratio per $1,000 of debt                 11.0        10.4        11.6        12.0        11.3
-----------------------------------------------------------------------------------------------------------------

NOTE: Total return based on net asset value reflects changes in the Fund's net asset value during the year. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the year.

Description of Dividend Reinvestment and Cash Purchase Plan

--------------------------------------------------------------------------------
1   PARTICIPATION            We invite you to review the description of the
                             Dividend Reinvestment and Cash Purchase Plan (the
                             "Plan") which is available to you as a shareholder of Kemper High Income Trust (the "Fund"). If you wish to participate and your shares are held in your own name, simply contact Kemper Service
                             Company, whose address and phone number are provided in Paragraph 4 for the appropriate form.
                             If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed United Missouri Bank, n.a. ("UMB") as their agent and as agent for the Fund under the Plan.

--------------------------------------------------------------------------------
2   DIVIDEND INVESTMENT
    ACCOUNT The Fund's transfer agent and dividend disbursing agent or its delegate ("Agent") will establish a Dividend Investment Account (the "Account") for each shareholder participating in the Plan. Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the "Shares") of the Fund registered in the participant's name on the books of the Fund; (b) cash dividends and capital gains distributions paid on Shares registered in the name of Agent but credited to the participant's Account; and (c) voluntary cash contributions made pursuant to Paragraph 5 hereof. Sources described in clauses (a) and (b) of the preceding sentence are hereinafter called "Distributions."

--------------------------------------------------------------------------------
3   INVESTMENT OF
    DISTRIBUTION FUNDS HELD
    IN EACH ACCOUNT          If on the record date for a Distribution (the
                             "Record Date"), Shares are trading at a discount from net asset value per Share (according to the evaluation most recently made on Shares of the
                             Fund), funds credited to a participant's Account will be used to purchase Shares (the "Purchase").
                             UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date ("Payment Date" as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the
                             Fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment
                             Date, Shares valued at net asset value per Share on the Record Date to Agent in the aggregate amount of the funds credited to the participants' accounts.
                             All cash contributions to a participant's Account made pursuant to Paragraph 5 hereof will be invested in Shares purchased in the open market.

--------------------------------------------------------------------------------
4   ADDITIONAL INFORMATION   Address all notices, correspondence, questions, or
                             other communication regarding the Plan to:

                             KEMPER SERVICE COMPANY
                             P.O. Box 419066
                             Kansas City, Missouri 64141-6066
                             1-800-294-4366

Description of Dividend Reinvestment and Cash Purchase Plan

--------------------------------------------------------------------------------
5   VOLUNTARY CASH
    CONTRIBUTIONS            A participant may from time to time make voluntary
                             cash contributions to his Account by sending to Agent a check or money order, payable to Agent, in a minimum amount of $100 with appropriate accompanying instructions. (No more than $500 may be contributed per month.) Agent will inform UMB of the total funds available for the purchase of Shares and UMB will use the funds to purchase additional Shares for the participant's account the earlier of: (a) when it next purchases Shares as a result of a Distribution or (b) on or shortly after the first day of each month and in no event more than thirty days after such date except when temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of Federal securities laws. Cash contributions received more than fifteen calendar days or less than five calendar days prior to a Payment Date will be returned uninvested. Interest will not be paid on any uninvested cash contributions.
                             Participants making voluntary cash investments will be charged a $.75 service fee for each such investment and will be responsible for their pro rata brokerage commissions.

--------------------------------------------------------------------------------
6   ADJUSTMENT OF
    PURCHASE PRICE           The Fund will increase the price at which Shares
                             may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

--------------------------------------------------------------------------------
7   DETERMINATION OF
    PURCHASE PRICE           The cost of Shares and fractional Shares acquired
                             for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph 8 hereof, of the Shares acquired by UMB in connection with that Purchase.
                             Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after Agent has received or UMB has purchased Shares. Agent may mingle the cash in a participant's account with similar funds of other participants of the Fund for whom UMB acts as agent under the Plan.

--------------------------------------------------------------------------------
8   BROKERAGE CHARGES        There will be no brokerage charges with respect to
                             Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions as well as from voluntary cash contributions. With respect to purchases from voluntary cash contributions, UMB will charge a pro rata share of the brokerage commissions. Brokerage charges for purchasing small amounts of Shares for individual
                             Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

--------------------------------------------------------------------------------
9   SERVICE CHARGES          There is no service charge by Agent or UMB to
                             shareholders who participate in the Plan other than service charges specified in Paragraphs 5 and 13 hereof. However, the Fund reserves the right to amend the Plan in the future to include a service charge.

Description of Dividend Reinvestment and Cash Purchase Plan

--------------------------------------------------------------------------------
10     TRANSFER OF SHARES
       HELD BY AGENT         Agent will maintain the participant's Account, hold
                             the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the account are transferable upon proper written instructions to Agent. Upon request to Agent, a certificate for any or all full
                             Shares in a participant's Account will be sent to the participant.

--------------------------------------------------------------------------------
11     SHARES NOT HELD
       IN SHAREHOLDER'S
       NAME Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

--------------------------------------------------------------------------------
12     AMENDMENTS            Experience under the Plan may indicate that changes
                             are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution.

--------------------------------------------------------------------------------
13     WITHDRAWAL FROM PLAN  Shareholders may withdraw from the Plan at any time by giving Agent a written notice. If the proceeds are $25,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next
                             Distribution following receipt of the notice by the Agent provided the notice is received by the Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph 12 hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

--------------------------------------------------------------------------------
14     TAX IMPLICATIONS      Shareholders will receive tax information annually
                             for personal records and to assist in preparation of Federal income tax returns. If shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

Trustees and Officers



TRUSTEES                                OFFICERS

STEPHEN B. TIMBERS                      JOHN E. NEAL
President and Trustee                   Vice President

JAMES E. AKINS                          JOHN E. PETERS
Trustee                                 Vice President

ARTHUR R. GOTTSCHALK                    J. PATRICK BEIMFORD, JR.
Trustee                                 Vice President

FREDERICK T. KELSEY                     MICHAEL A. MCNAMARA
Trustee                                 Vice President

FRED B. RENWICK                         HARRY E. RESIS, JR.
Trustee                                 Vice President

JOHN B. TINGLEOFF                       PHILIP J. COLLORA
Trustee                                 Vice President and
                                        Secretary
JOHN G. WEITHERS
Trustee                                 CHARLES F. CUSTER
                                        Vice President and
                                        Assistant Secretary

                                        JEROME L. DUFFY
                                        Treasurer

--------------------------------------------------------------------------------
LEGAL COUNSEL                   VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                222 North LaSalle Street
                                Chicago, IL 60601
--------------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT       KEMPER SERVICE COMPANY
                                P.O. Box 419066
                                Kansas City, MO 64141
--------------------------------------------------------------------------------
CUSTODIAN AND TRANSFER AGENT    INVESTORS FIDUCIARY TRUST COMPANY
                                127 West 10th Street
                                Kansas City, MO 64105
--------------------------------------------------------------------------------
INDEPENDENT AUDITORS            ERNST & YOUNG LLP
                                233 South Wacker Drive
                                Chicago, IL 60606
--------------------------------------------------------------------------------
INVESTMENT MANAGER              KEMPER FINANCIAL SERVICES, INC.
                                120 South LaSalle Street
                                Chicago, IL 60603

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